Project debt	9 Months Ended
Sep. 30, 2020
Project debt [Abstract]
Project debt
Note 15. - Project debt

The main purpose of the Company is the long-term ownership and management of contracted concessional assets.

Project debt is generally used to finance contracted assets, exclusively using as guarantee the assets and cash flows of the company or group of companies carrying out the activities financed. In most of the cases, the assets and/or contracts are set up as guarantee to ensure the repayment of the related financing. Compared with corporate debt, project debt has certain key advantages, including a greater leverage and a clearly defined risk profile.

This note shows the project debt linked to the contracted concessional assets included in Note 6 of these consolidated condensed interim financial statements.

The cash of the Company´s projects includes funds held to satisfy the customary requirements of certain non-recourse debt agreements and other restricted cash for an amount of $319 million as of September 30, 2020 ($339 million as of December 31, 2019).

The breakdown of project debt for both non-current and current liabilities as of September 30, 2020 and December 31, 2019 is as follows:

	Balance as of September 30,	Balance as of December 31,
	2020	2019
	($ in thousands)
Non-current	4,638,584	4,069,909
Current	642,590	782,439
Total Project debt	5,281,174	4,852,348

The increase in total project debt as of September 30, 2020 is primarily due to:

-	business combinations, being the acquisition of Chile PV I and Tenes for a total amount of $158 million (Note 5).

-
a green project financing agreement entered into by Logrosán Solar Inversiones, S.A.U., the holding company of Spanish assets Solaben 1, 2, 3 and 6, closed on April 8, 2020 for a €140 million nominal amount.

-
a non-recourse project debt refinancing of Helioenergy assets by adding a new long dated tranche of debt from an institutional investor closed on July 10, 2020, providing with a net refinancing proceeds (net “recap”) of approximately $43 million.

-
a non-recourse, project debt financing closed on July 14, 2020 for approximately €326 million in relation to Helios, with institutional investors, which has refinanced the previous bank project debt with approximately €250 million outstanding and has canceled legacy interest rate swaps. After transaction costs and cancelation of legacy swaps, net refinancing proceeds (net “recap”) were approximately $30 million. The accumulated impact of the change in fair value of the interest rate swaps recorded in Other reserves and any difference between the nominal amount of the debt repaid and the amortized cost of the debt have been transferred to the profit and loss in line “Other financial income/(expense), net” on transaction date for a total amount of $72 million (Note 19).

-	the higher value of debt denominated in Euro given the increase in the exchange rate of the Euro against the U.S. dollar since December 31, 2019.

Additionally, on June 12, 2020 the Company refinanced the debt of Cadonal (Uruguay). The terms of the new debts are not substantially different from the original debts refinanced and therefore the exchange of debts instruments does not qualify for an extinguishment of the original debts under IFRS 9, ´Financial instruments´. When there is a refinancing with a non-substantial modification of the original debt, there is a gain or loss recorded in the income statement. This gain or loss is equal to the difference between the present value of the cash flows under the original terms of the former financing and the present value of the cash flows under the new financing, discounted both at the original effective interest rate. In this respect, the Company recorded a $3.8 million financial income in the profit and loss statement of the consolidated condensed financial statements (see Note 19).

Due to the PG&E Corporation and its regulated utility subsidiary, Pacific Gas and Electric Company (“PG&E”), Chapter 11 filings in January 2019, a default of the PPA agreement with PG&E occurred. Since PG&E failed to assume the PPA within 180 days from the commencement of the PG&E’s Chapter 11 proceedings, a technical event of default was triggered under the Mojave project finance agreement in July 2019. On July 1, 2020, PG&E emerged from Chapter 11. In addition, PG&E paid to Mojave the portion of the invoice corresponding to the electricity delivered for the period between January 1 and January 28, 2019. This invoice was overdue because the services relate to the pre-petition period and any payment therefore required the approval by the Bankruptcy Court. The technical event of default under the Mojave project finance agreement, which was preventing cash distributions from Mojave to Atlantica, has been cured and the Company can make distributions from Mojave. As result, as of September 30, 2020, the Company has again an unconditional right to defer the settlement of the debt for at least twelve months, and therefore the debt previously presented as current has been reclassified as non-current in accordance with the financing agreements in these condensed interim financial statements.

The project financing arrangement of Kaxu contains cross-default provisions related to Abengoa such that debt defaults by Abengoa, subject to certain threshold amounts and/or a restructuring process, could trigger a default under the Kaxu project financing arrangement. In March 2017, Atlantica obtained a waiver with respect to its Kaxu project financing arrangement which waived any potential cross-defaults with Abengoa up to that date, but the waiver did not cover potential future cross-default events. The restructuring process and the pre-insolvency filing by the individual company Abengoa S.A. in August 2020 represent a theoretical event of default under the Kaxu project finance agreement. Although the Company does not expect the acceleration of debt to be declared by the credit entities, Kaxu did not have contractually as of September 30, 2020 what International Accounting Standards define as an unconditional right to defer the settlement of the debt for at least twelve months after that date, as the cross-default provisions make that right not unconditional. Thus, the total debt of Kaxu, which amounts to $324 million as of September 30, 2020, has been presented as current in these consolidated financial statements in accordance with International Accounting Standards 1 (“IAS 1”), “Presentation of Financial Statements”. The Company is currently negotiating with the creditors a waiver and/or contract modifications in this regard.

The repayment schedule for project debt in accordance with the financing arrangements and assuming there will be no acceleration of the Kaxu debt, as of September 30, 2020, is as follows and is consistent with the projected cash flows of the related projects:

Remainder of 2020
Payment of interests accrued as of September 30, 2020	Nominal repayment	Between January and September 2021	Between October and December 2021	2022	2023	2024	Subsequent Years	Total
($ in thousands)
60,216	153,392	124,337	153,001	320,011	345,565	360,277	3,764,374	5,281,174

The repayment schedule for project debt in accordance with the financing arrangements and assuming there would be no acceleration of the Mojave debt, as of December 31, 2019, was as follows and was consistent with the projected cash flows of the related projects:

2020		2021	2022	2023	2024	Subsequent years	Total
Interest Repayment	Nominal repayment
12,799	256,620	262,787	293,642	319,962	335,067	3,371,724	4,852,348